                                                                      Exh. 10.40

                 SIXTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT

          This Sixth Amendment and Waiver to Credit Agreement (this "Amendment") is entered into as of September 12, 2003, by and among SMART & FINAL INC., a Delaware corporation (the "Borrower"), the Guarantors listed on the signature pages hereof, the financial institutions and other entities party hereto (the "Lenders") and BNP PARIBAS, as Administrative Agent for the Lenders (the "Administrative Agent").

                                    RECITALS

          A. The Borrower, the Lenders, the Administrative Agent, Harris Trust & Savings Bank, as syndication agent, and Cooperative Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, as documentation agent, are parties to that certain Credit Agreement dated as of November 30, 2001 (as amended to date, the "Credit Agreement"). Capitalized terms used herein without definition have the meanings ascribed to such terms in the Credit Agreement.

          B. The Borrower has informed the Administrative Agent that it intends to sell (i) its northern California broadline foodservice operations (other than the Craig & Hamilton meat processing business) to Sysco Corp., a Delaware corporation ("Sysco"), and (ii) its Craig & Hamilton meat processing business to Pacific Fresh, Inc., a California corporation ("Pacific Fresh"), for a total purchase price for both transactions of approximately $27.5 million in cash. The transactions will be structured as a sale of most of the accounts receivable and inventories of Port Stockton Food Distributors, Inc. (including its meat processing business under the tradename Craig & Hamilton) and the assumption of a lease in connection with the meat processing business (the "Sale Transactions"). The assets to be sold in the Sale Transactions are set forth on Annex A hereto (such assets, the "Sale Assets").

          C. The Borrower has also informed the Administrative Agent that it intends to cease operations and eventually sell the Port Stockton dry grocery warehouse, a Synthetic Lease Property (the "Dry Grocery Warehouse"), and certain other assets with respect to the northern California broadline foodservice operations, all of which are more particularly described on Annex B hereto (such assets and the Dry Grocery Warehouse, collectively, the "Retained Assets").

          D. Section 6.02(d) of the Credit Agreement prohibits sales of assets by the Loan Parties except under certain circumstances. Under Section 6.02(d)(iii), the Loan Parties may sell assets if, among other things, the aggregate purchase price paid to all of the Loan Parties for such asset and all other assets sold by the Loan Parties during the same Fiscal Year pursuant to
Section 6.02(d)(iii) does not exceed $7,500,000 in any Fiscal Year and $15,000,000 during the term of the Credit Agreement (the "Proceeds Limitation"). In addition, Section 6.02(d)(v) permits sales of Synthetic Lease Properties so long as the purchase price thereof does not exceed $5,000,000 (the "Five Million

Dollar Limitation"). The Sale Transactions do not, and the disposition of the Retained Assets may not, meet the requirements of Section 6.02(d)(iii) and 6.02(d)(v).

          E. As a result of the Sale Transactions and the recent sale of the Borrower's Florida broadline foodservice operations and nine of the fourteen Smart & Final stores located in Florida (the "Florida Sale") to GFS Holding Inc., a Michigan corporation ("GFS"), and certain of GFS's subsidiaries, the Borrower will not be in compliance with the Borrowing Base Amount and certain of the financial covenants.

          F. The Borrower has requested that the Lenders and the Administrative Agent (i) consent to the Sale Transactions, (ii) consent to the disposition of the Retained Assets, (iii) agree to waive the Proceeds Limitation of Section 6.02(d)(iii) and the Five Million Dollar Limitation of Section 6.02(d)(v) in connection with the Sale Transactions and the disposition of the Retained Assets, (iv) release the Lien granted to the Administrative Agent under the Collateral Documents, the Second Mortgages and the Subordinate Security Agreement with respect to the Sale Assets and, when sold, the Retained Assets and (v) amend the definition of the Borrowing Base Amount and certain definitions related thereto.

          G. The Administrative Agent and the Lenders have agreed to (i) consent to the Sale Transactions, (ii) consent to the disposition of the Retained Assets, (iii) waive the Proceeds Limitation of Section 6.02(d)(iii) and the Five Million Dollar Limitation of Section 6.02(d)(v) in connection with the Sale Transactions and the disposition of the Retained Assets, (iv) release the Lien granted to the Administrative Agent under the Collateral Documents, the Second Mortgages and the Subordinate Security Agreement with respect to the Sale Assets and, when sold, the Retained Assets and (v) amend the definition of the Borrowing Base Amount and certain definitions related thereto.

          H. The Administrative Agent and the Lenders desire to acknowledge and agree that (i) pursuant to the Fifth Amendment, Waiver and Collateral Release (the "Fifth Amendment"), dated as of September 3, 2003, by and among the Borrower, the guarantors listed on the signature pages thereto, the financial institutions and other entities party thereto and the Administrative Agent, (a) the Administrative Agent and the Lenders consented to the license (the "License") by the Borrower and certain of its subsidiaries of certain tradenames and trademarks for a period not to exceed two years pursuant to the Tradename
and Trademark License Agreement, dated September    , 2003, by and between the
                                                 ---
Borrower, Smart & Final Stores Corporation, a California corporation, American Foodservice Distributors, a California corporation, GFS, Henry Lee Company, a Florida corporation, GFS Stores, LLC, a Delaware limited liability company, and GFS Orlando, LLC, a Delaware limited liability company, (b) the Administrative Agent and the Lenders waived any breach of Section 6.02(a) of the Credit Agreement and/or Section 4.1(b)(i) of the Security Agreement that would otherwise result from the License, and (c) the Administrative Agent and the Lenders waived any breach of Section 4.1(b)(viii) of the Pledge Agreement that would otherwise result from the transfer of the Subsidiaries of Henry Lee Company to American Foodservice

Distributors, (ii) proceeds from the sale of Synthetic Lease Properties may be applied as provided in Section 11.2 of the Synthetic Lease, and (iii) the condition precedent specified in Section 6(a)(iv) of the Fifth Amendment was satisfied notwithstanding the fact that the amendment, waiver and release documents to the Synthetic Lease Documents contemplated thereby did not effect any amendment corresponding to the amendment described in subclause (2) thereof.

          NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

          Section 1. Section References. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Credit Agreement.

          Section 2. Consents. The Administrative Agent and the Lenders hereby consent to:

               (a) the Sale Transactions; and

               (b) the disposition of the Retained Assets.

          Section 3. Waiver of Section 6.02(d)(iii) and Section 6.02(d)(v). In connection with the Sale Transactions and the disposition of the Retained Assets, the Lenders hereby waive the Proceeds Limitation of Section 6.02(d)(iii) and the Five Million Dollar Limitation of Section 6.02(d)(v); provided, that the Net Cash Proceeds from (i) the Sale Transactions and (ii) the disposition of the Retained Assets (excluding any Net Cash Proceeds received from the sale of the Dry Grocery Warehouse which are used to purchase replacement Synthetic Lease Properties or which are applied in accordance with Section 11.2 of the Synthetic Lease) shall be applied in accordance with Section 2.05(b)(iii), and the Revolving Facility shall be permanently reduced in accordance with Section 2.04(b).

          Section 4. Release of Collateral; Licenses.

               (a) Upon the later to occur of (i) consummation of the Sale Transactions and (ii) satisfaction of the conditions precedent set forth in
Section 6 hereof (such date, the "Release Date"), the Lenders authorize the Administrative Agent to release its Lien on the Sale Assets and to execute and deliver any documents and instruments deemed appropriate by the Administrative Agent to effect the same, including, without limitation, any release of the owned real property described in Annex A hereto at such time as Borrower may request. On the Release Date, the Administrative Agent shall, at the expense of the Borrower, promptly return to the Borrower any and all instruments, certificates and other documents evidencing any lien, charge or encumbrance on the Sale Assets. Effective on the Release Date, the Administrative Agent authorizes the Borrower and its agents or representatives to file such documents or instruments as the Borrower may deem necessary, in form and substance satisfactory to the Administrative Agent, to evidence, effect or confirm the release and termination of any and all Liens created under the Collateral Documents, the Second Mortgages and the

Subordinate Security Agreement with respect to the Sale Assets. In addition, upon the Release Date, the Lenders authorize the Borrower (and any applicable subsidiaries) to enter into license agreements with Sysco and/or Pacific Fresh, in form and substance satisfactory to the Administrative Agent, in connection with the Sale Transactions, and the Lenders hereby waive any breach of Section 6.02(a) of the Credit Agreement and/or Section 4.1(b)(i) of the Security Agreement that would otherwise result from any such license.

               (b) Upon the later to occur of (i) consummation of the disposition of any of the Retained Assets and (ii) satisfaction of the conditions precedent set forth in Section 6 hereof (any such date, a "Retained Asset Release Date"), the Lenders authorize the Administrative Agent to release its Lien on the Retained Assets being disposed of and to execute and deliver any documents and instruments deemed appropriate by the Administrative Agent to effect the same. On any Retained Asset Release Date, the Administrative Agent shall, at the expense of the Borrower, promptly return to the Borrower any and all instruments, certificates and other documents evidencing any lien, charge or encumbrance on the Retained Assets being disposed of. Effective on any Retained Asset Release Date, the Administrative Agent authorizes the Borrower and its agents or representatives to file such documents or instruments as the Borrower may deem necessary, in form and substance satisfactory to the Administrative Agent, to evidence, effect or confirm the release and termination of any and all Liens created under the Collateral Documents, the Second Mortgages and the Subordinate Security Agreement with respect to the Retained Assets being disposed of. In addition, upon any Retained Asset Release Date, the Lenders authorize the Borrower (and any applicable subsidiaries) to enter into license agreements with any purchaser of the Retained Assets being disposed of, in form and substance satisfactory to the Administrative Agent.

          Section 5. Amendment to Section 1.01 (Certain Defined Terms).

               (a) The definition of "Applicable Margin" set forth in Section
1.01 is hereby amended by deleting clause (iii) of the proviso thereto and replacing it with the following:

     (iii) during the period commencing on September 15, 2003 until March 15, 2004, the Applicable Margin shall equal 3.00% per annum with respect to Eurodollar Rate Advances and 2.00% per annum with respect to Base Rate Advances.

               (b) The definition of "Borrowing Base Amount" set forth in
Section 1.01 is hereby amended by deleting such definition in its entirety and replacing it with the following:

          "Borrowing Base Amount" means, at any time of determination, the lesser of (i) the aggregate Revolving Commitments in effect at such time, and (ii) the sum of the following amounts for each category of Eligible Collateral (as reflected in the then most recently delivered Borrowing Base Certificate):

          (a) with respect to Eligible Inventory, 60% of the value thereof,

          (b) with respect to Eligible Accounts Receivable, 80% of the value thereof; and

          (c) with respect to Eligible Real Property, 50% of the value thereof;

     provided, however, that in the event a Default has occurred and is continuing based on the Borrower's failure to deliver any financial statement, compliance certificate or Borrowing Base Certificate as and when required pursuant to Sections 6.03(a), 6.03(c), or 6.03(d), as applicable, the Borrowing Base Amount shall be such amount as may be determined from time to time by the Administrative Agent and the Required Lenders in their sole discretion.

               (c) The definition of "Eligible Collateral" set forth in Section
1.01 is hereby amended by deleting such definition in its entirety and replacing it with the following:

          "Eligible Collateral" means, collectively, Eligible Inventory, Eligible Accounts Receivable and Eligible Real Property.

               (d) Section 1.01 is hereby amended by inserting a new definition of "Eligible Real Property" after the definition of "Eligible Inventory", which definition shall read in its entirety as follows:

          "Eligible Real Property" means all real property owned by the Borrower and its Domestic Subsidiaries which is (i) a retail grocery and restaurant supply store or a food and restaurant supply distribution facility, in each case of the type and size customarily used and operated by the Borrower or any of its Domestic Subsidiaries in the ordinary course of its business as of the Closing Date, (ii) owner-occupied, (iii) covered by insurance as required by Section 6.01(d), and (iv) located in a region in which the Borrower and/or any of its Domestic Subsidiaries conducts business materially in the nature of the business conducted by such Person as of the Closing Date. The value of such real property shall be the appraised value of such real property as determined by Cushman & Wakefield or, if Cushman & Wakefield is unable or unwilling to perform the requested services, another independent appraiser acceptable to the Administrative Agent, using methodology acceptable to the Administrative Agent; provided, however, that prior to the earlier of (x) the completion of such appraisals and (y) December 1, 2003, the value of such real property shall be the net depreciated book value of such property determined in accordance with GAAP as reflected on the most recent Borrowing Base Certificate received by the Administrative Agent pursuant to Section 4.02(a)(iii) or Section 6.03(a); provided, further, that regardless of whether the appraised value or the net depreciated book value of the property is used, the value of all Eligible Real Property shall in no case exceed $55 million. Notwithstanding the foregoing, Eligible Real Property shall not include (A) any real property in respect of which a Mortgage creating a valid and perfected first priority Lien in favor of the Administrative Agent and the Lender Parties securing the Secured Obligations has not been recorded or (B) any fixtures or equipment or leasehold improvements.

          Section 6. Borrowing Base Covenants.

               (a) Procedure Review. As soon as practicable, but in no event later than October 31, 2003, the Borrower shall cause Ernst & Young LLP ("E&Y") or, if E&Y is unable or unwilling to perform the requested services, another professional services firm selected by the Administrative Agent, to perform and complete a review of the Borrowing Base (including, without limitation, aging analysis, valuation, spot field assesment and review of internal procedures for reserves, collection and tracking of receivables and inventory), using agreed-upon methodology satisfactory to the Administrative Agent, the results of which shall be satisfactory to the Administrative Agent. Failure to deliver such review by October 31, 2003 shall constitute an Event of Default.

               (b) Borrowing Base Certificate. As soon as practicable, but in no event later than 5 days following the closing of the Sale Transactions, the Borrower shall deliver to the Administrative Agent a Borrowing Base Certificate (modified as necessary from the form attached as Exhibit K to the Credit Agreement to give pro forma effect to the Sale Transactions and the Florida
Sale). Failure to deliver a Borrowing Base Certificate within 5 days following the closing of the Sale Transactions shall constitute an Event of Default.

          Section 7. Acknowledgment and Agreement. The Administrative Agent and the Lenders hereby acknowledge and agree that (a) pursuant to the Fifth Amendment, (i) the Administrative Agent and the Lenders consented to the License, (ii) the Administrative Agent and the Lenders waived any breach of
Section 6.02(a) of the Credit Agreement and/or Section 4.1(b)(i) of the Security Agreement that would otherwise result from the License, and (iii) the Administrative Agent and the Lenders waived any breach of Section 4.1(b)(viii) of the Pledge Agreement that would otherwise result from the transfer of the Subsidiaries of Henry Lee Company to American Foodservice Distributors, (b) proceeds from the sale of Synthetic Lease Properties may be applied as provided in Section 11.2 of the Synthetic Lease, and (c) the condition precedent specified in Section 6(a)(iv) of the Fifth Amendment was satisfied notwithstanding the fact that the amendment, waiver and release documents to the Synthetic Lease Documents contemplated thereby did not effect any amendment corresponding to the amendment described in subclause (2) thereof.

          Section 8. Amendments to Synthetic Lease Documents. Upon the execution of the Synthetic Lease Documents Amendments required under Section 9(a)(iv) below, the Required Lenders shall, by notice from the Administrative Agent to the Borrower at any time within 90 days after receipt by the Lenders of the Synthetic Lease Documents Amendments, be entitled to amend the Credit Agreement to reflect any changes to the provisions of the Synthetic Lease Documents that the Required Lenders consider more favorable than the corresponding provisions in the Credit Agreement.

          Section 9. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

               (a) The Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent:

                    (i) Amendment Documents. This Amendment and any other instrument, document or certificate required by the Administrative Agent to be executed or delivered by the Borrower or any other Person in connection with this Amendment, duly executed by such Persons (the "Amendment Documents");

                    (ii) Copies of Sale Documents. Upon request by the Administrative Agent, true and correct copies of the asset purchase agreements and any other agreements, documents or instruments executed in connection with the Sale Transactions;

                    (iii) Consent of Supermajority Lenders. The written consent of the Supermajority Lenders to this Amendment;

                    (iv) Amendment and Waiver connection with Synthetic Lease Documents. (A) Copies of the amendment and waiver documents with respect to the Synthetic Lease Documents (the "Synthetic Lease Documents Amendments"), pursuant to which (1) the asset sale covenant in the Synthetic Lease Documents will be amended or waived to permit the Sale Transactions and the disposition of the Retained Assets (other than the Dry Grocery Warehouse),
     (2) the Liens on the Sale Assets and, when sold, the Retained Assets (other than the Dry Grocery Warehouse) created by the Synthetic Lease Documents will be released and (3) any other conforming changes to the Synthetic Lease Documents reasonably requested by the Administrative Agent will be made and (B) evidence that such amendment, waiver and release documents have been executed and are in full force and effect;

                    (v) Diligence Materials. All diligence materials, in form and substance satisfactory to the Administrative Agent, requested by the Administrative Agent, including, without limitation, (A) a financial forecast for the remaining term of the Credit Agreement, (B) a comprehensive statement of "sources and uses" for the Sale Transactions, the sale of the Florida broadline foodservice business and the Florida stores and for post-closing expenses related to the foregoing, and (C) a presentation of the owned, mortgaged real estate on a property-by-property basis detailing original cost and net book value for the land and buildings, exclusive of furnishings, equipment and fixtures; and

                    (vi) Additional Information. Such additional documents, instruments and information as the Administrative Agent may reasonably request to effect the transactions contemplated hereby.

               (b) Each of the Lenders consenting to this Amendment on or prior to 5:00 p.m. (PST) on September 12, 2003 shall have received an amendment fee of 0.375% of its Commitment (as reduced pursuant to Section 2.04(b) of the Credit Agreement after giving effect to the Sale Transactions).

               (c) The Administrative Agent shall have received the Net Cash Proceeds of the Sale Transactions on the date of receipt thereof by the Borrower or any of its Subsidiaries.

               (d) The representations and warranties contained herein and in the Credit Agreement shall be true and correct as of the date hereof as if made on the date hereof (except for those which by their terms specifically refer to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

               (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to the Administrative Agent.

               (f) No Default or Event of Default shall have occurred and be continuing, after giving effect to this Amendment.

          Section 10. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the Borrower's certificate of incorporation or bylaws, (b) all representations and warranties set forth in the Credit Agreement and in any other Loan Document are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to an earlier date, in which case such representations and warranties are true and correct as of such earlier date), (c) no Default or Event of Default has occurred and is continuing, and (d) the Credit Agreement (after giving effect to this Amendment), and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof.

          Section 11. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or the Lenders, or any closing, shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.

          Section 12. Certain Waivers. The Borrower and each Guarantor hereby agrees that neither the Administrative Agent nor any Lender shall be liable under a claim of, and hereby waives any claim against the Administrative Agent and the Lenders based upon, lender liability (including, but not limited to, liability for breach of the implied covenant of good faith and fair dealing, fraud, negligence, conversion, misrepresentation, duress, control and interference, infliction of emotional distress and defamation and breach of fiduciary duties) as a result of any discussions or actions taken or not taken by the Administrative Agent or the Lenders on or before the date hereof or the discussions conducted pursuant hereto, or any course of action taken by the Administrative Agent or any Lender in response thereto or arising therefrom. This Section 12 shall survive the execution and delivery of this Amendment and the other Loan Documents and the termination of the Credit Agreement.

          Section 13. Reference to Agreement. Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.

          Section 14. Costs and Expenses. The Borrower shall pay on demand all reasonable costs and expenses of the Administrative Agent (including the reasonable fees, costs and expenses of counsel to the Administrative Agent) incurred in connection with the preparation, execution and delivery of this Amendment.

          Section 15. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

          Section 16. Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          Section 17. Limited Effect. This Amendment relates only to the specific matters covered herein, shall not be considered to be a waiver of any rights any Lender may have under the Credit Agreement (other than as expressly set forth herein), and shall not be considered to create a course of dealing or to otherwise obligate any Lender to execute similar amendments or grant any waivers under the same or similar circumstances in the future.

          Section 18. Ratification By Guarantors. Each of the Guarantors hereby agrees to this Amendment, and each of the Guarantors acknowledges that such Guarantor's Guaranty shall remain in full force and effect without modification thereto.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        SMART & FINAL INC.,
                                        as Borrower


                                        By: /s/ Richard N. Phegley
                                            ------------------------------------
                                            Name: Richard N. Phegley
                                            Title: Senior Vice President &
                                                   Chief Financial Officer


                                        AMERICAN FOODSERVICE DISTRIBUTORS


                                        By: /s/ Richard N. Phegley
                                            ------------------------------------
                                            Name: Richard N. Phegley
                                            Title: Senior Vice President &
                                                   Chief Financial Officer


                                        SMART & FINAL STORES CORPORATION


                                        By: /s/ Richard N. Phegley
                                            ------------------------------------
                                            Name: Richard N. Phegley
                                            Title: Senior Vice President &
                                                   Chief Financial Officer


                                        SMART & FINAL OREGON, INC.


                                        By: /s/ Richard N. Phegley
                                            ------------------------------------
                                            Name: Richard N. Phegley
                                            Title: Senior Vice President &
                                                   Chief Financial Officer


                                        PORT STOCKTON FOOD DISTRIBUTORS, INC.


                                        By: /s/ Richard N. Phegley
                                            ------------------------------------
                                            Name: Richard N. Phegley
                                            Title: Senior Vice President -
                                                   Finance

                                        AMERIFOODS TRADING COMPANY


                                        By: /s/ Richard N. Phegley
                                            ------------------------------------
                                            Name: Richard N. Phegley
                                            Title: Senior Vice President &
                                                   Chief Financial Officer


                                        CASINO FROZEN FOODS, INC.


                                        By: /s/ Richard N. Phegley
                                            ------------------------------------
                                            Name: Richard N. Phegley
                                            Title: Senior Vice President &
                                                   Chief Financial Officer


                                        FOODSERVICESPECIALISTS.COM, INC.


                                        By: /s/ Richard N. Phegley
                                            ------------------------------------
                                            Name: Richard N. Phegley
                                            Title: Senior Vice President &
                                                   Chief Financial Officer


                                        OKUN PRODUCE INTERNATIONAL, INC.


                                        By: /s/ Richard N. Phegley
                                            ------------------------------------
                                            Name: Richard N. Phegley
                                            Title: Senior Vice President &
                                                   Chief Financial Officer


                                        HL HOLDING CORPORATION


                                        By: /s/ Richard N. Phegley
                                            ------------------------------------
                                            Name: Richard N. Phegley
                                            Title: Senior Vice President &
                                                   Chief Financial Officer

                                        BNP PARIBAS,
                                        as Administrative Agent and a Lender


                                        By: /s/ Sean T. Conlon
                                            ------------------------------------
                                            Name: Sean T. Conlon
                                            Title: Managing Director


                                        By: /s/ Tjalling Terpstra
                                            ------------------------------------
                                            Name: Tjalling Terpstra
                                            Title: Director

                                        HARRIS TRUST & SAVINGS BANK


                                        By: /s/ C. Scott Place
                                            ------------------------------------
                                            Name: C. Scott Place
                                            Title: Vice President

                                        COOPERATIVE CENTRALE
                                        RAIFFEISEN-BOERENLEENBANK B.A.,
                                        "RABOBANK NEDERLAND", NEW YORK BRANCH


                                        By: /s/ Bradford F. Scott
                                            ------------------------------------
                                            Name: Bradford F. Scott
                                            Title: Executive Director


                                        By: /s/ Ian Reece
                                            ------------------------------------
                                            Name: Ian Reece
                                            Title: Managing Director

                                        CREDIT INDUSTRIEL ET COMMERCIAL


                                        By: /s/ Eric Dulot
                                            ------------------------------------
                                            Name: Eric Dulot
                                            Title: Vice President


                                        By: /s/ Albert M. Calo
                                            ------------------------------------
                                            Name: Albert M. Calo
                                            Title: Vice President

                                        COBANK, ACB


                                        By: /s/ S. Richard Dill
                                            ------------------------------------
                                            Name: S. Richard Dill
                                            Title: Vice President

                                        UNION BANK OF CALIFORNIA, N.A.


                                        By: /s/ Peter Thompson
                                            ------------------------------------
                                            Name: Peter Thompson
                                            Title: Vice President

                                        U.S. BANK NATIONAL ASSOCIATION


                                        By: /s/ Janet E. Jordan
                                            ------------------------------------
                                            Name: Janet E. Jordan
                                            Title: Vice President

                                        NATEXIS BANQUE-POPULAIRES


                                        By: /s/ Nicolas Regent
                                            ------------------------------------
                                            Name: Nicolas Regent
                                            Title: Vice President Multinational


                                        By: /s/ Pieter J. van Tulder
                                            ------------------------------------
                                            Name: Pieter J. van Tulder
                                            Title: Vice President And Manager
                                                   Multinational Group

                                        TRANSAMERICA BUSINESS
                                        CAPITAL CORPORATION


                                        By: /s/ Steve Goetschius
                                            ------------------------------------
                                            Name: Steve Goetschius
                                            Title: Senior Vice President

                                        CITY NATIONAL BANK


                                        By: /s/ Robert Louk
                                            ------------------------------------
                                            Name: Robert Louk
                                            Title: Vice President

                                        RZB FINANCE LLC


                                        By: /s/ John A. Valiska
                                            ------------------------------------
                                            Name: John A. Valiska
                                            Title: Group Vice President


                                        By: /s/ Christoph Hoedl
                                            ------------------------------------
                                            Name: Christoph Hoedl
                                            Title: Vice President

                                        BANK OF THE WEST


                                        By: /s/ Danny Flores
                                            ------------------------------------
                                            Name: Danny Flores
                                            Title: Syndications Officer

                                        PREFERRED BANK


                                        By: /s/ Walt Duchanin
                                            ------------------------------------
                                            Name: Walt Duchanin
                                            Title: Executive Vice President

                                        BANK LEUMI USA


                                        By: /s/ Robert Kosof
                                            ------------------------------------
                                            Name: Robert Kosof
                                            Title: Senior Vice President

                                     ANNEX A
                                   SALE ASSETS

1. Certain assets of Port Stockton Food Distributors, Inc. including trade accounts receivable and inventory, as proposed to be sold in bulk transfers to third parties, leased facilities located at: (i) 640 Union Street, Stockton, CA; (ii) 721 Union Street, Stockton, CA; and (iii) 729 Union Street, Stockton, CA (Craig & Hamilton facilities), and certain tradenames, all together comprising the Sysco Corporation transaction for the principal Port Stockton business and the Pacific Seafood transaction for the Craig & Hamilton meat processing unit.

                                     ANNEX B
                                 RETAINED ASSETS

1. Residual collateral interest in one synthetic lease property located at 4343 East Fremont Street, Stockton, CA.

2. Residual assets and liabilities of Port Stockton Food Distributors, Inc., including but not limited to vendor accounts receivable, inventory not transferred in the bulk sales, fixtures and equipment, other fixed assets, residual tradenames, and operating leases (including vehicle fleet leases and freezer facility usage agreements). One real property is owned and will be held for sale: 2001 East Fremont Street, Stockton, CA (freezer facility currently sub-leased to third party). The residual principal leased real estate is located at: (i) 2040 East Fremont Street, Stockton, CA; (ii) 1910 East Miner Avenue, Stockton, CA; and (iii) 1950 East Miner Avenue, Stockton, CA.